                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2003

                                ---------------

                                   AKORN, INC.
             (Exact name of registrant as specified in its charter)



           LOUISIANA                      0-13976                72-0717400
        (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)



                              2500 MILLBROOK DRIVE
                          BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 279-6100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

         On October 7, 2003, a group of investors (the "Investors") purchased all of the Company's then outstanding senior bank debt from The Northern Trust Company and exchanged such debt with the Company (the "Exchange Transaction") for (i) 257,172 shares of Series A 6.0% Participating Convertible Preferred Stock ("Preferred Stock") of the Company, (ii) subordinated promissory notes (the "Notes") issued by the Company to The John N. Kapoor Trust dtd 9/20/89 (the "Kapoor Trust"), Arjun Waney and Argent Fund Management Ltd. in the aggregate principal amount of $2,767,139.03, (iii) warrants to purchase an aggregate of 8,572,400 shares of the Company's common stock ("Common Stock") with an exercise price of $1.00 per share, and (iv) $5,473,862 in cash. The Company also issued to the holders of the Notes warrants to purchase an aggregate of 276,714 shares of Common Stock with an exercise price of $1.10 per share.

         The Preferred Stock accrues dividends at a rate of 6.0% per annum, which rate is fully cumulative, accrues daily and compounds quarterly, provided that in the event stockholder approval authorizing sufficient shares of Common Stock to be authorized and reserved for conversion of all of the Preferred Stock and warrants issued in connection with the Exchange Transaction ("Stockholder Approval") has not been received by October 7, 2004, such rate is to increase to 10.0% until Stockholder Approval has been received and sufficient shares of Common Stock are authorized and reserved. Subject to certain limitations, on October 31, 2011, the Company is required to redeem all shares of Preferred Stock for an amount equal to $100 per share, as may be adjusted from time to time as set forth in the Articles of Amendment attached as Exhibit 3.1.1 hereto (the "Stated Value"), plus all accrued but unpaid dividends on such share. Shares of Preferred Stock have liquidation rights in preference over junior securities, including the Common Stock, and have certain antidilution protections. The Preferred Stock is convertible at any time into a number of shares of Common Stock equal to the quotient obtained by dividing (x) the Stated Value plus any accrued but unpaid dividends by (y) $0.75, as such numbers may be adjusted from time to time pursuant to the terms of the Articles of Amendment. Provided that Stockholder Approval has been received and sufficient shares of Common Stock are authorized and reserved for conversion, all shares of Preferred Stock shall convert to shares of Common Stock on the earlier to occur of (i) October 8, 2006 and (ii) the date on which the closing price per share of Common Stock for at least 20 consecutive trading days immediately preceding such date exceeds $4.00 per share.

         Holders of Preferred Stock have full voting rights, with each holder entitled to a number of votes equal to the number of shares of Common Stock into which its shares can be converted. Holders of Preferred Stock and Common Stock shall vote together as a single class on all matters submitted to a shareholder vote, except in cases where a separate vote of the holders of Preferred Stock is required by law or by the Articles of Amendment attached as Exhibit 3.1.1 hereto. The Articles of Amendment provide that the Company cannot take certain actions, including (i) issuing additional Preferred Stock or securities senior to or on par with the Preferred Stock, (ii) amending the Company's Articles of Incorporation or By-laws to alter the rights of the Preferred Stock, (iii) effecting a change of control or (iv) effecting a reverse split of the Preferred Stock, without the approval of the holders of 50.1% of the Preferred Stock.

         The Notes accrue interest at a rate of prime plus 1.75% and are due and payable on April 7, 2006. The warrants issued in connection with the Exchange Transaction (the "Warrants") are currently exercisable and expire on October 7, 2006.

         As part of the Exchange Transaction, the Company and the Investors also entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Investors were granted certain registration rights with respect to the Preferred Stock and Warrants, including three (3) demand registrations for holders of more than 5,000,000 shares of Common Stock, incidental or piggy-back registrations upon a registration by the Company on Form S-1, S-2 or S-3 and shelf registration rights. The Company further agreed not to enter into any new agreement with more preferential registration rights.

         Simultaneously with the consummation of the Exchange Transaction, the Company entered into a credit agreement with LaSalle Bank providing the Company with a $7,000,000 term loan and a revolving line of credit of up to $5,000,000 to provide for working capital needs (collectively, the "New Credit Facility") secured by substantially all of the assets of the Company and its subsidiaries. The obligations of the Company under the New Credit Facility have been guaranteed by the Kapoor Trust and Arjun Waney. In exchange for this guaranty, the Company issued additional warrants to purchase 880,000 and 80,000 shares of Common Stock to the Kapoor Trust and Arjun Waney, respectively, and has agreed to issue to each of them, on each anniversary of the date of the consummation of the Exchange Transaction, warrants to purchase an additional number of shares of Common Stock equal to 0.08 multiplied by the principal dollar amount of the Company's indebtedness then guaranteed by them under the New Credit Facility. The warrants issued in exchange for these guarantees have an exercise price of $1.10 per share.

         This report highlights selected terms of the Exchange Transaction and may not contain all of the information that is important to you. To understand the terms of the Preferred Stock, the Notes, the Warrants and the New Credit Facility fully, you should read carefully the documents filed as exhibits to this report.

         After giving effect to the Exchange Transaction, the Investors hold approximately 75% of the aggregate voting rights represented by outstanding shares of Common and Preferred Stock. After giving effect to the Exchange Transaction and to the exercise of all outstanding conversion rights, warrants and options to acquire Common Stock, the Investors would hold approximately 77% of the Common Stock, on a fully-diluted basis. Prior to the Exchange Transaction, the

Investors held approximately 35% of the outstanding voting securities and would have held approximately 42% of the Common Stock on a fully-diluted basis. The following table shows the ownership of the Preferred Stock and Warrants of the
Investors:



             INVESTOR                 NUMBER OF SHARES OF      NUMBER OF SHARES OF COMMON      NUMBER OF SHARES OF
                                        PREFERRED STOCK        STOCK INTO WHICH PREFERRED     COMMON STOCK SUBJECT
                                                              STOCK WAS CONVERTIBLE AS OF          TO WARRANTS
                                                                    OCTOBER 7, 2003
The John N. Kapoor Trust dtd               107,350                     14,313,333                   4,670,047(1)
9/20/89

Arjun Waney                                 20,000                      2,666,666                     806,667(2)

Gulu Waney                                  10,000                      1,333,333                     333,333

Jai Waney                                    7,000                        933,333                     233,333

Argent Fund Management Ltd.(3)               2,672                        356,266                      94,067(4)

Arun K. Puri Living Trust                   10,000                      1,333,333                     333,333

Arthur S. Przybyl                            1,050                        140,000                      35,000

Other Company Employee Investors             1,600                        213,332                      53,332

All Other Investors                         97,500                     12,999,996                   3,250,001

Total                                      257,172                     34,289,592                   9,809,113

(1) Includes Warrants to purchase 1,091,714 shares of Common Stock at $1.10 per share issued in respect of the Notes and a guaranty of indebtedness under the New Credit Facility.

(2) Includes Warrants to purchase 140,000 shares of Common Stock at $1.10 per share issued in respect of the Notes and a guaranty of indebtedness under the New Credit Facility.

(3)   Arjun Waney is Chairman and Managing Director of Argent Fund Management
      Ltd.

(4) Includes Warrants to purchase 5,000 shares of Common Stock at $1.10 per share issued in respect of the Notes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:


Exhibit No.      Description of Exhibit
----------       ----------------------

3.1              Composite Articles of Incorporation of the Company

3.1.1 Articles of Amendment to Articles of Incorporation of the Company

3.2              Amended and Restated By-laws of the Company

4.1 First Amendment dated October 7, 2003 to Registration Rights Agreement dated July 12, 2001 between the Company and The John
                 N. Kapoor Trust dtd 9/20/89

4.2              Form of Warrant Certificate

4.3 Form of Warrant Agreement dated October 7, 2003 between the Company and each of the Investors

4.4 Warrant Agreement dated October 7, 2003 between the Company and the Kapoor Trust issued with respect to New Credit Facility guaranty

4.5 Warrant Agreement dated October 7, 2003 between the Company and Arjun Waney issued with respect to New Credit Facility guaranty

4.6 Warrant Agreement dated October 7, 2003 between the Company and the Kapoor Trust issued with respect to the Notes

4.7 Warrant Agreement dated October 7, 2003 between the Company and Arjun Waney issued with respect to the Notes

4.8 Warrant Agreement dated October 7, 2003 between the Company and Argent Fund Management Ltd. issued with respect to the Notes

4.9 Registration Rights Agreement dated October 7, 2003 among the Company and each of the Investors

10.1 Credit Agreement dated October 7, 2003 among the Company, Akorn (New Jersey), Inc., the lenders party thereto and LaSalle Bank National Association, as Administrative Agent

10.2 Subordinated Promissory Note dated October 7, 2003 issued to the Kapoor Trust

10.3             Subordinated Promissory Note dated October 7, 2003 issued to
                 Arjun Waney

10.4 Subordinated Promissory Note dated October 7, 2003 issued to Argent Fund Management Ltd.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AKORN, INC


                                        /s/ Arthur S. Przybyl
                                        ---------------------------------------
                                  BY:   Arthur S. Przybyl
                                        Chief Executive Officer

Date: October 24, 2003

EXHIBIT INDEX


Exhibit No.      Description of Exhibit
-----------      -----------------------

3.1              Composite Articles of Incorporation of the Company

3.1.1 Articles of Amendment to Articles of Incorporation of the Company

3.2              Amended and Restated By-laws of the Company

4.1 First Amendment dated October 7, 2003 to Registration Rights Agreement dated July 12, 2001 between the Company and The John N. Kapoor Trust dtd 9/20/89

4.2              Form of Warrant Certificate

4.3 Form of Warrant Agreement dated October 7, 2003 between the Company and each of the Investors

4.4 Warrant Agreement dated October 7, 2003 between the Company and the Kapoor Trust issued with respect to New Credit Facility guaranty

4.5 Warrant Agreement dated October 7, 2003 between the Company and Arjun Waney issued with respect to New Credit Facility guaranty

4.6 Warrant Agreement dated October 7, 2003 between the Company and the Kapoor Trust issued with respect to the Notes

4.7 Warrant Agreement dated October 7, 2003 between the Company and Arjun Waney issued with respect to the Notes

4.8 Warrant Agreement dated October 7, 2003 between the Company and Argent Fund Management Ltd. issued with respect to the Notes

4.9 Registration Rights Agreement dated October 7, 2003 among the Company and each of the Investors

10.1 Credit Agreement dated October 7, 2003 among the Company, Akorn (New Jersey), Inc., the lenders party thereto and LaSalle Bank National Association, as Administrative Agent

10.2 Subordinated Promissory Note dated October 7, 2003 issued to the Kapoor Trust

10.3             Subordinated Promissory Note dated October 7, 2003 issued to
                 Arjun Waney

10.4 Subordinated Promissory Note dated October 7, 2003 issued to Argent Fund Management Ltd.